SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report February 21, 2001

                        --------------------------------
                        (Date of earliest event reported)

                          Commission File No. 33-95538

                                              --------

                         SALTON SEA FUNDING CORPORATION

                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                   47-0790493

                                   ----------
                        (IRS Employer Identification No.)

                                    (State or other                (I.R.S.
                                    jurisdiction of                Employer
(Exact name of Registrants          incorporation or             Identification
as specified in their charters)       organization)                   No.)
-------------------------------    ------------------            --------------

Salton Sea Brine Processing L.P.       California                 33-0601721
Salton Sea Power Generation L.P.       California                 33-0567411
Fish Lake Power LLC                    Delaware                   33-0453364
Vulcan Power Company                   Nevada                     95-3992087
CalEnergy Operating Corporation        Delaware                   33-0268085
Salton Sea Royalty LLC                 Delaware                   47-0790492
VPC Geothermal LLC                     Delaware                   91-1244270
San Felipe Energy Company              California                 33-0315787
Conejo Energy Company                  California                 33-0268500
Niguel Energy Company                  California                 33-0268502
Vulcan/BN Geothermal Power Company     Nevada                     33-3992087
Leathers, L.P.                         California                 33-0305342
Del Ranch, L.P.                        California                 33-0278290
Elmore, L.P.                           California                 33-0278294
Salton Sea Power LLC                   Delaware                   47-0810713
CalEnergy Minerals LLC                 Delaware                   47-0810718
CE Turbo LLC                           Delaware                   47-0812159
CE Salton Sea Inc.                     Delaware                   47-0810711
Salton Sea Minerals Corp.              Delaware                   47-0811261

 302 S. 36th Street, Suite 400-A, Omaha, NE  68131
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(Address of principal executive offices and
 Zip Code of Salton Sea Funding Corporation)

Salton Sea Funding Corporation's

Telephone Number, including area code:  (402) 341-4500
                                         -------------

                                       N/A

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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     The Registrants have previously reported that Southern California Edison Company ("Edison") has failed to make timely payment for power purchased during November and December 2000 under long-term power sales contracts (the
"Contracts") with the Registrants. The Registrants own and operate eight operating geothermal plants with an approximate aggregate net rated capacity of 267 MW located in the Imperial Valley, California and sell the power to Edison pursuant to the Contracts. On February 20, 2001 a lawsuit was filed on behalf of the Registrants in California's Imperial County Superior Court seeking a court order requiring Edison to make payment of more than $45 million for power delivered in November and December 2000 in accordance with the Contracts. The lawsuit also requests that the court order permit the Registrants to discontinue providing such power to Edison during such times as Edison continues non-payment and instead be allowed to sell it to other delivery entities in California. The Registrants intend to vigorously pursue their remedies in this action in light of Edison's continuing non-payment.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

None

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SALTON SEA FUNDING CORPORATION


Date:  February 21, 2001                     By:    /s/  Paul J. Leighton
                                                 ---------------------------
                                                         Paul J. Leighton
                                                         Secretary